UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    January 10, 2011

AspenBio Pharma, Inc.
(Exact name of registrant as specified in charter)

Colorado	001-33675	84-155338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 South Perry Street, Castle Rock, CO	80104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 794-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On January 10, 2011, AspenBio Pharma, Inc. (the “Company”) issued a letter to its shareholders titled — “AspenBio AppyScore™ Update — January 2011”.  The letter is furnished as Exhibit 99.1 to this Form 8-K.

The power point presentation information furnished on Exhibit 99.2 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein and is available on the Company’s website. The presentation will be used for the first time at the 2011 JPMorgan Healthcare Conference on January 10, 2011.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibits

99.1	Shareholder letter, issued by AspenBio Pharma, Inc. as of January 10, 2011 titled “AspenBio AppyScore™ Update — January 2011”.
99.2	Company information — “Power Point Presentation” dated January 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AspenBio Pharma, Inc. (Registrant)
Date: January 10, 2011	By:	/s/ Jeffrey G. McGonegal
Name: Jeffrey G. McGonegal
Title: Chief Financial Officer